Exhibit 99.3

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AES Investor Presentation

AES CORPORATION

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April 4, 2006

Safe Harbor Disclosure

Certain statements in the following presentation regarding AES’s business operations may constitute “forward looking statements.”  Such forward-looking statements include, but are not limited to, those related to future earnings, growth and financial and operating performance. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES’s current expectations based on reasonable assumptions. Forecasted financial information is based on certain material assumptions. These assumptions include, but are not limited to continued normal or better levels of operating performance and electricity demand at our distribution companies and operational performance at our contract generation businesses consistent with historical levels, as well as achievements of planned productivity improvements and incremental growth from investments at investment levels and rates of return consistent with prior experience. For additional assumptions see the Appendix to this presentation. Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in AES’s filings with the Securities and Exchange Commission including but not limited to the risks discussed under Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 as well as our other SEC filings. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

www.aes.com

AES is Among the Largest Global Power Companies

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$11.1 billion revenue power generation and distribution business
$2.2 billion net cash provide by operating activities
Capacity to serve 100 million people in 25 countries

Note: 2005 financial data.

Clear Strategic Focus

Contains Forward Looking Statements

Key Strategy Elements

Global Operational Excellence	Deleveraging and Credit Improvement	Focused Growth Strategies

2008 Financial Metrics (1)

Diluted EPS from continuing operations of $1.03 – $1.34

Gross margin improvement to $3.5 billion

ROIC (2) of 11%

Net cash from operating activities of $2.6 – $2.9 billion

(1) Guidance includes growth projects committed to in 2004 and prior years. See Appendix.

(2) Non-GAAP financial measure. See Appendix.

Diversified Utilities and Generation Portfolio

2005 Revenue $11.1 billion	2005 Gross Margin $3.2 billion

[CHART]	[CHART]

• Regulated Utilities in 7 countries	• Generation (1)
77% Revenue from long-term contracts
23% Revenue from short-term contracts and spot sales

(1)               Generation comprises Contract Generation and Competitive Supply segments.

Generation KPIs

Key Performance Indicator (KPI)

Safety Excellence	• Lost time accidents (LTA) • Near misses

Operational Excellence	• Equivalent forced outage rate (EFOR) • Operating cost per megawatt hour • Heat rate • Global sourcing (target spend & sourced savings)

Customer Service Excellence	• Equivalent forced outage rate (EFOR) • Commercial availability

KPI Focus – Commercial Availability in North America

60% of the businesses that identify commercial availability as a key driver realized improvements in 2005

Red Oak, Pennsylvania	Red Oak – Commercial Availability
• Provided better training
• Applied problem solving tools
• Improved maintenance practices	[CHART]
• Invested in targeted capex
• Result: 2.4% point improvement since 2003

Cayuga, New York
• Optimized boiler outages	Cayuga – Commercial Availability
• Improved heat rate
• Increased preventive maintenance
• Result: 1.3% point improvement since 2003	[CHART]

KPI Focus – Heat Rate in Asia

Heat rate improved in 2005 for over half of the AES plants that identify it as a key driver	OPGC – Heat Rate (Btu/KWh)

OPGC, India and Kelanitissa, Sri Lanka	[CHART]
• Improved component operations through a series of targeted operating and capital investments
• Improved maintenance and work identification processes	Kelanitissa – Heat Rate (Btu/KWh)
• Increased rigor in monitoring and immediately addressing heat rate deviations
• Results: 3% and 1% improvement, respectively, since 2003	[CHART]

Utility KPIs

Key Performance Indicator (KPI)

Safety Excellence	• Lost time accidents (LTA) • Near misses • Public safety

Operational Excellence	• Losses rate • Collections rate • O&M per customer • Overhead per customer

Customer Service Excellence	• System interruption frequency (SAIFI) • System interruption duration (SAIDI) • Customer satisfaction surveys

KPI Focus – Losses in Latin America

In 2005 every AES regulated utility improved year-over-year total loss rates

Eletropaulo – Total Losses (1)	Eletropaulo, Brazil
• Refocused loss reduction efforts
• Increased number and efficiency of theft inspections
[CHART]	• Results: 10% improvement since beginning of 2004 and normalized 188 MWh in 2005

AES El Salvador – Total Losses (2)	AES El Salvador
• Improved meter inspections and follow up (replacement and recalibration)
• Improved meter reading practices
[CHART]	• Changed 73,000 obsolete meters in 2004-2005
• Result: 10% improvement since 2003

(1) Trailing 12 months, excludes rebilled energy.

(2) Trailing 12 months.

Financial Strategy Elements

Contains Forward Looking Statements

Target Capital Structure	• Achieve BB credit statistics • Optimize return on invested capital

Robust Risk Management	• Global interest rate, currency, energy cost risk management strategies • Limited recourse project finance structures

Transparent Disclosure	• Financial analysis and reporting • Sarbanes/Oxley compliance • Proactive investor communications • Corporate values and rigorous code of business conduct and compliance program

Limited US Merchant Exposure Hedged With Creditworthy Customers

Contains Forward Looking Statements

AES Eastern Energy Contracting Strategy

Hedge Metrics (1)	Hedge % by Counterparty Credit (2006) (1)

[CHART]	[CHART]

(1)               Data as of December 31, 2005.

Actively Managed Floating Rate Debt Exposure

	Contains Forward Looking Statements

AES Debt Profile

AES Fixed vs. Floating Rate Debt	Floating Rate Debt by Currency (2)

		Consolidated	Minority Interest Adjusted

[CHART]	US Dollar	51%	66%

	Brazil Real	38%	18%

	Colombia Peso	3%	5%

	Venezuela Bolivar	2%	3%

	Euro	2%	3%

	Other currencies	4%	4%

		100%	100%

	Floating rate debt	$3.9 billion	$2.4 billion

(1)               Including interest rate swaps.

(2)               Data as of December 31, 2005.

Measuring Improvement through Gross Margin and Return on Invested Capital

Performance Drivers

Generation	Utilities

New Contracted Capacity	Tariff Process Management

Competitive Supply Dispatch	Demand Growth (non-US)	Revenues

Reduce EFOR	Reduce Commercial Losses		Gross
Margin
Optimize Operating & Sourcing Costs
Operating
Fuel Purchase Risk Management		Costs

ROIC
Overhead Cost Management
Below Gross
Currency and Other Risk Management		Margin

Working Capital and Debt Reduction
Asset
Asset Utilization		Management

Strong Free Cash Flow

Contains Forward Looking Statements

[CHART]

(1)               Non-GAAP financial measure. See Appendix.

(2)               Based on midpoints of 2006 guidance of $2.2 to $2.3 billion net cash provided by operating activities, maintenance capital expenditures of $800 to $900 million, and free cash flow of $1.3 to $1.5 billion. Free cash flow is a non-GAAP financial measure equal to net cash provided by operating activities less maintenance capital expenditures.

Disciplined Use of Growing Free Cash Flow

Contains Forward Looking Statements

2006 Free Cash Flow (1) Profile		2006 Strategy	2007-2008 and Beyond Strategy

	Parent Free Cash Flow $350 MM	Achieve BB/Ba2 credit metrics Rebuild development pipeline	Invest for growth Alternatives if growth projects don’t develop at adequate returns • investment grade credit • cash dividends
Free Cash Flow (1) $1,400 MM	Optimize Annually		• share repurchases
	Subsidiary Free Cash Flow $1,050 MM	Subsidiary debt reduction Platform expansion Dividends (AES and minority owners)

(1)               Non-GAAP financial measure based on midpoint of 2006 guidance of $1.3 to $1.5 billion and is reconciled from 2006 guidance for net cash from operating activities of $2.2 to $2.3 billion less maintenance capital expenditures of $800 – $900 million. Estimated allocation of this midpoint 2006 free cash flow guidance is approximately $350 million at the parent company and $1,050 million at subsidiaries.

Breadth of AES Capabilities

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Distribution

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Coal-Fired

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Hydroelectric

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Wind Power

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LNG

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Gas-Fired

Rebuilding Development Pipeline

Contains Forward Looking Statements

Deep Development Pipeline Supports Sustained Growth

4-6 Years for Greenfield Projects

3-4 Years for Wind Projects

Development Milestones	Market Assessment/ Feasibility Study	Negotiations/ Permits/ RFP	Purchase Agreement	Project Financing	Construction

Current Activity	38 Countries	6 Countries	1 Country	2 Countries	3 Countries

Examples of Current Portfolio Development Activity	Central America China Eastern Europe India Pakistan South Africa US	Bahamas El Salvador Middle East US Vietnam India	Chile	Bulgaria Panama	Chile Spain US

Demonstrated Success With Generation Growth Program

Contains Forward Looking Statements

Cumulative Generation Additions 2003-2006E

(% Increase Above 2002 Base)

[CHART]

12 projects in 9 countries representing over 3,800 MW capacity

94% long-term contracts

Note: Includes projects under construction.

Four Elements Frame
AES Growth Strategy

Contains Forward Looking Statements

Platform Expansion

•                  Leverage existing knowledge, relationships, and subsidiary cash

•                  Examples: Los Vientos, Changuinola

Greenfield

•                  Focus on contracted projects

•                  Non-recourse financing

•                  Examples: Maritza, MOUs in Vietnam and India

Privatization

•                  Central Europe

•                  Turkey

Acquisitions

•                  Rebalance geographic portfolio

•                  Select opportunities in AES country markets

Rigorous Capital Discipline

Contains Forward Looking Statements

Strategic Objectives

Market
Knowledge

•                  Regional business model

•                  Leverage existing assets

Execution Skills	Value Creation

•                  Leverage operating model

•                  People excellence

Risk Management

•                  Appropriate hurdle rates

•                  Reduce portfolio earnings/cash flow volatility

Capital Allocation Process

Project Financial Analysis/Valuation

Independent Review

Executive Office Approval

Board of Directors Approval > $25 Million

Project Execution

Key Takeaways

Contains Forward Looking Statements

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•                  Global power market offers sizeable growth opportunities

•                  AES well positioned to capitalize on these opportunities

•                  Investment discipline firmly established

•                  Strong AES financial metrics

•                  Margin expansion

•                  ROIC improvement

•                  Growing free cash flow

•                  Improving credit quality

•                  Double digit EPS growth

•                  Incentives aligned with investors

•                  Stock performance (options)

•                  Free cash flow growth (performance units)

•                  Outperform S&P 500 total return (restricted stock)

AES: The power of being global.

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Thank you.

Appendix - Assumptions

Forecasted financial information is based on certain material assumptions. Such assumptions include, but are not limited to: 1) no unforeseen external events such as wars, depressions, or economic or political disruptions occur; 2 ) businesses continue to operate in a manner consistent with or better than prior operating performance, including achievement of planned productivity improvements including benefits of global sourcing, and in accordance with the provisions of their relevant contracts or concessions; 3) new business opportunities are available to AES in sufficient quantity so that AES can capture its historical market share or increase its share; 4) no material disruptions or discontinuities occur in GDP, foreign exchange rates, inflation or interest rates during the forecast period; 5)  negative factors do not combine to create highly negative low-probability business situations; 6) material business-specific risks as described in the Company’s SEC filings do not occur.

In addition, benefits from global sourcing include avoided costs, reduction in capital project costs versus budgetary estimates, and projected savings based on assumed spend volume, which may or may not actually be achieved. Also, improvement in certain KPIs such as EFOR and commercial availability may not improve financial performance at all facilities based on commercial terms and conditions. These benefits will not be fully reflected in the Company’s consolidated financial results.

Appendix - Definitions

•                  Free Cash Flow – Net cash from operating activities less maintenance capital expenditures. Maintenance capital expenditures reflect property additions less growth capital expenditures.

•                  Lost Time Accident (LTA) – An incident in which the injured person is kept away from work beyond the day of the incident.

•                  Near Miss – An incident that occurred but did not result in any injury. In AES, we have expanded this to include unsafe conditions that have been observed.

•                  O&M – Operation and maintenance.

•                  Reliability Centered Maintenance (RCM) – An integrated maintenance methodology that optimizes among reactive, interval-based, condition-based, and proactive maintenance practices to take advantage of their respective strengths in order to maximize facility and equipment reliability while minimizing life-cycle costs.

•                  Return on invested capital (ROIC) – Net operating profit after tax (NOPAT) divided by average capital. NOPAT is defined as income before tax and minority expense plus interest expense less income taxes less tax benefit on interest expense at effective tax rate. Average capital is defined as the average of beginning and ending total debt plus minority interest plus stockholders’ equity less debt service reserves and other deposits.

•                  System Average Interruption Duration Index (SAIDI) – A measure of the cumulative duration of electric service forced and sustained interruptions experienced by customers each year, excluding “force majeure” events. SAIDI is calculated as the total number of customer minutes of sustained interruption divided by the number of customers served.

•                  System Average Interruption Frequency Index (SAIFI) – A measure of the number of outages per customer per year. SAIFI is calculated by dividing the total number of customer-sustained interruptions by the number of customers served.

Appendix – Summary Financial
Information 2003 –2005

	2005	2004 (1)	2003 (1)

Revenues	$11,086	$9,463	$8,413

Gross margin	3,178	2,782	2,459

Income (loss) from continuing operations	632	264	294

Diluted earnings per share from continuing operations	$0.95	$0.41	$0.49

Net cash from operating activities	$2,165	$1,571	$1,642

Maintenance capital expenditures	(631)	(507)	(542)

Free cash flow (2)	$1,534	$1,064	$1,100

(1)               Restated.

(2)               Non-GAAP financial measure. See page 25 for definition.

Appendix – Reconciliation of Adjusted Earnings Per Share

	2005	2004 (1) (2)

Diluted EPS from Continuing Operations	$0.95	$0.41

FAS 133 Mark-to-Market (Gains)/Losses (2)	—	0.06

Currency Transaction (Gains)/Losses	(0.04)	0.06

Net Asset (Gains)/Losses and Impairments	—	0.05

Debt Retirement (Gains)/Losses	—	0.01

Total Adjustment Factors	(0.04)	0.18

Adjusted Earnings per Share (3)	$0.91	$0.59

(1)               Restated.

(2)               2004 results include $0.03 related to Chile debt restructuring costs.

(3)               Adjusted earnings per share (a non-GAAP financial measure) is defined as diluted earnings per share from continuing operations excluding gains or losses associated with (a) mark-to-market amounts related to FAS 133 derivative transactions, (b) foreign currency transaction impacts on the net monetary position related to Brazil, Venezuela, and Argentina, (c) significant asset gains or losses due to disposition transactions and impairments, and (d) early retirement of recourse debt. AES believes that adjusted earnings per share better reflects the underlying business performance of the Company, and are considered in the Company’s internal evaluation of financial performance. Factors in this determination include the variability associated with mark-to-market gains or losses related to certain derivative transactions, currency transaction gains or losses, periodic strategic decisions to dispose of certain assets which may influence results in a given period, and the early retirement of corporate debt.

Appendix – Return on Invested Capital (ROIC)

Net Operating Profit After Tax (1)	2005	2004	2003

IBT&MI	$1,458	$822	$644
Reported Interest Expense	1,896	1,932	1,984
Income Tax Expense (2)	(1,070)	(1,203)	(861)
Net Operating Profit After Tax	2,284	1,551	1,767
Effective Tax Rate (3)	32%	44%	33%

ROIC (4)	11.3%	7.7%	9.0%

	December	December	December	December
Total Capital (5)	2005	2004	2003	2002

Total Debt	$17,706	$18,588	$19,638	$20,047
Minority Interest	1,611	1,305	995	885
Stockholders’ Equity	1,649	956	(101)	(855)
Debt Service Reserves and Other Deposits	(611)	(737)	(617)	(515)

Total Capital	$20,355	$20,112	$19,915	$19,562

Average Capital (6)	$20,234	$20,014	$19,739

(1)               Net operating profit after tax, a non-GAAP financial measure, is defined as income before tax and minority interest expense (IBT&MI) plus interest expense less income taxes less tax benefit on interest expense at the effective tax rate.

(2)               Income tax expense calculated by multiplying the sum of IBT&MI and reported interest expense for the period by the effective tax rate for the period.

(3)               Effective tax rate calculated by dividing reported income tax expense for the period by IBT&MI for the period.

(4)               Return on invested capital (ROIC), a non-GAAP financial measure, is defined as net operating profit after tax divided by average capital calculated over rolling 12 month basis.

(5)               Total capital, a non-GAAP financial measure, is defined as total debt plus minority interest plus shareholders equity less debt service reserves.

(6)               Average capital is defined as the average of beginning and ending total capital over the last 12 months.